UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2026

Fidelity Private Credit Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01571	88-6585799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 7, 2026, Fidelity Private Credit Fund CSPV LLC (the “CSPV”), a wholly-owned subsidiary of Fidelity Private Credit Fund (the “Fund”), entered into that certain Amendment No. 1 to Credit and Security Agreement (the “First Amendment”), which amends that certain Credit and Security Agreement, dated December 12, 2024 (the “Citi Credit Facility”), by and among the CSPV, as borrower, the Fund, as equityholder and collateral manager, Citibank, N.A., as administrative agent, the lenders party thereto, State Street Bank and Trust Company, as collateral agent and as custodian, and Virtus Group, LP, as collateral administrator.

The First Amendment provides for, among other things, (i) an extension of the reinvestment period from December 2027 to December 2028, (ii) an extension of the maturity date from December 2029 to December 2030, and (iii) a reduction of the applicable margin (a) prior to the commitment termination date, from 2.30% per annum to 1.95% per annum, and (b) on and after the commitment termination date, from 2.80% per annum to 2.45% per annum.

The description above is only a summary of the material provisions of the Citi Credit Facility and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation

The information included under Item 1.01 above regarding the Citi Credit Facility and the First Amendment is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1

Amendment No. 1 to Credit and Security Agreement, dated as of January 7, 2026, among Fidelity Private Credit Fund CSPV LLC, as borrower, Fidelity Private Credit Fund, as equityholder and collateral manager, Citibank, N.A., as administrative agent, the lenders party thereto, State Street Bank and Trust Company, as collateral agent and as custodian, and Virtus Group, LP, as collateral administrator*.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Private Credit Fund

Date: January 12, 2026	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: President and Treasurer